New Mountain Finance Corporation Announces Financial Results for the Quarter Ended June 30, 2024

Reports Net Investment Income of $0.36 per Share
Declares a Regular Third Quarter Distribution of $0.32 per Share and a Supplemental Distribution of $0.02 per Share

NEW YORK--(BUSINESS WIRE) — July 31, 2024 -- New Mountain Finance Corporation (NASDAQ: NMFC) (“New Mountain,” “New Mountain Finance” or the “Company”) today announced its financial results for the quarter ended June 30, 2024.
Second Quarter Highlights1
•Net investment income of $38.2 million, or $0.36 per weighted average share
•Net asset value of $12.74 per share compared to $12.77 per share as of March 31, 2024
•Plan to permanently reduce base management fee to 1.25%
•Amending and extending the dividend protection program
•Continued strong credit performance with approximately 97.0% of the portfolio rated green on our internal risk rating system, up from 96.5% at March 31, 2024
•Increased portfolio velocity with $437.3 million of gross originations2, $299.1 million of repayments2 and $5.5 million of asset sales
•Significant first lien loan originations contributed to asset mix improvement
•Successful repricing of the Wells Fargo Credit Facility, reducing the spread from S + 2.50% to S + 2.15%
•Declared a regular third quarter 2024 distribution of $0.32 per share and a supplemental distribution related to second quarter earnings of $0.02 per share, each payable on September 30, 2024 to holders of record as of September 16, 2024

($ in millions, except per share data)	Q2 2024	Q2 2023
Net Investment Income per Weighted Average Share	$0.36	$0.39
Dividends Paid per Share[4]	$0.34	$0.35
Annualized Dividend Yield[5]	11.0%	11.0%

	June 30, 2024	March 31, 2024
Investment Portfolio[6]	$3,227.3	$3,086.5
NAV per Share	$12.74	$12.77
Statutory Debt/Equity[3]	1.21x	1.08x
Statutory Debt/Equity (Net of Available Cash)[3]	1.14x	1.03x
Management Comments on Second Quarter Performance
“Our second quarter results reflect another good quarter for NMFC.” said Steven B. Klinsky, NMFC Chairman. “NMFC’s consistent book value and dividend coverage reflect the benefit of our disciplined, defensive growth strategy focused on end markets that perform well across economic cycles."
John R. Kline, CEO, commented: “We delivered solid performance with stable sequential NII and strong originations totaling more than $437 million in the second quarter. NMFC remains well positioned to capitalize on high-quality investment opportunities in our core defensive growth power alleys. Further, we have maintained strong credit performance, improved our asset mix and reduced the interest rate on our core credit facility.”
Portfolio and Investment Activity6
As of June 30, 2024, the Company’s NAV1 was $1,374.1 million and its portfolio had a fair value of $3,227.3 million in 123 portfolio companies, with a weighted average YTM at Cost7 of approximately 11.1%. For the three months ended June 30, 2024, the Company generated $437.3 million of originations2, cash repayments2 of $299.1 million and had $5.5 million of asset sales.

Portfolio and Asset Quality
NMFC’s mandate is to primarily target businesses in the middle market that, consistent with New Mountain’s private equity platform, are high quality, defensive growth companies in industries that are well-researched by New Mountain. The Company’s focus is on defensive growth businesses that generally exhibit the following characteristics: (i) acyclicality, (ii) sustainable secular growth drivers, (iii) niche market dominance and high barriers to competitive entry, (iv) recurring revenue and strong free cash flow, (v) flexible cost structures and (vi) seasoned management teams.

Portfolio Industry Composition based on Fair Value10

Software		Business Services
ERP	8.2%	Engineering & Consulting Services	5.4%
IT Infrastructure & Security	6.9%	Real Estate Services	4.5%
Human Capital Management	5.3%	Misc Services	3.3%
Ecommerce & Logistics	4.0%	Insurance & Benefits Services	3.0%
Finance & Accounting	3.2%	Utility Services	2.3%
Governance, Risk & Compliance	3.0%	Digital Transformation	1.6%
Integrated Payments	1.4%	Data & Information Services	0.2%
Total Software	32.0%	Total Business Services	20.3%

Healthcare		Other Industries
Healthcare Services	9.6%	Education	7.0%
Healthcare Software	6.0%	Consumer Services	6.8%
Tech-Enabled Healthcare	1.0%	Distribution & Logistics	4.3%
Pharma Services	0.9%	Financial Services	4.1%
Healthcare Products	0.2%	Packaging	2.4%
		Other	5.6%
Total Healthcare	17.7%	Total Other Industries	30.2%
The Company monitors the performance and financial trends of its portfolio companies on at least a quarterly basis. The Company attempts to identify any developments within the portfolio company, the industry, or the macroeconomic environment that may alter any material element of the Company’s original investment strategy. As described more fully in the Company's Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, the portfolio monitoring procedures are designed to provide a simple, yet comprehensive analysis of the Company’s portfolio companies based on their operating performance and underlying business characteristics, which in turn forms the basis of its Risk Rating. The Risk Rating is expressed in categories of Green, Yellow, Orange and Red with Green reflecting an investment that is in-line with or above expectations and Red reflecting an investment performing materially below expectations.

The following table shows the Risk Rating of the Company’s portfolio companies as of June 30, 2024:

(in millions)	As of June 30, 2024
Risk Rating	Cost	Percent	Fair Value	Percent	Weighted Average Mark
Green[9]	$3,078.3	95.1%	$3,130.3	97.0%	98.1%
Yellow[6]	87.0	2.7%	58.2	1.8%	66.8%
Orange	59.4	1.8%	35.8	1.1%	74.3%
Red	12.9	0.4%	3.0	0.1%	36.2%
Total	$3,237.6	100.0%	$3,227.3	100.0%

As of June 30, 2024, all investments in the Company’s portfolio had a Green Risk Rating, with the exception of four portfolio companies that had a Yellow Risk Rating, five portfolio companies that had an Orange Risk Rating and one portfolio company that had a Red Risk Rating.

The following table shows the Company’s investment portfolio composition as of June 30, 2024:

(in millions)
Investment Portfolio Composition	June 30, 2024	Percent of Total
First Lien	$2,017.6	63%
Senior Loan Funds & NMNLC[11]	376.0	12%
Second Lien[6]	290.5	9%
Subordinated	106.8	3%
Preferred Equity	224.4	6%
Common Equity and Other	212.0	7%
Total	$3,227.3	100%
Liquidity and Capital Resources
As of June 30, 2024, the Company had cash and cash equivalents of $119.6 million and total statutory debt outstanding of $1,659.5 million3. The Company's statutory debt to equity was 1.21x as of June 30, 2024. Additionally, the Company had $300.0 million of SBA-guaranteed debentures outstanding as of June 30, 2024. As of June 30, 2024, the Company had $498.1 million of available capacity on its Holdings Credit Facility, DB Credit Facility and NMFC Credit Facility.
For the three months ended June 30, 2024, the Company sold 1,562,122 shares of common stock under its equity distribution agreement. For the same period, the Company received total accumulated net proceeds of approximately $19.8 million, including $0.0 million of offering expenses, from these sales.
Second Quarter 2024 Conference Call
New Mountain Finance Corporation will host an earnings conference call and webcast at 10:00 am Eastern Time on Thursday, August 1, 2024. To participate in the live earning conference call, please use the following dial-in numbers or visit the audio webcast link. To avoid any delays, please join at least fifteen minutes prior to the start of the call.
•United States: +1 (877) 443-9109
•International: +1 (412) 317-1082
•Live Audio Webcast
A replay of the conference call can be accessed one hour after the end of the conference call through November 1, 2024. The full webcast replay will be available through August 1, 2025. To access the earnings webcast replay please visit the New Mountain Investor Relations website.
•United States: +1 (877) 344-7529
•International: +1 (412) 317-0088
•Access Code: 8717497
For additional details related to the quarter ended June 30, 2024, please refer to the New Mountain Finance Corporation Quarterly Report on Form 10-Q filed with the SEC and the supplemental investor presentation which can be found on the Company's website at http://www.newmountainfinance.com.

(1)Excludes non-controlling interest in New Mountain Net Lease Corporation (“NMNLC”). For the quarter ended June 30, 2024 and 2023, $0.3 million and $0.2 million, respectively, is excluded from investment income, $0.1 million and $0.0 million, respectively, of net direct and indirect professional, administrative, other general and administrative is excluded from net expenses and $0.2 million and $0.2 million, respectively, is excluded from net investment income.
(2)Originations exclude payment-in-kind (“PIK”); originations, repayments, and sales excludes revolvers, unfunded commitments, bridges, return of capital, and realized gains / losses.
(3)Excludes the Company’s United States Small Business Administration (“SBA”) guaranteed debentures.
(4)Includes the regular quarter distribution and the supplemental distribution paid in the quarter.
(5)Dividend yield calculation uses the closing stock price of $12.42 on July 29, 2024 and $12.75 on July 31, 2023 and includes regular and supplemental dividends.
(6)Includes collateral for securities purchased under collateralized agreements to resell.

(7)References to “YTM at Cost” assume the accruing investments, including secured collateralized agreements, in the Company's portfolio as of a certain date, the ‘‘Portfolio Date’’, are purchased at cost on that date and held until their respective maturities with no prepayments or losses and are exited at par at maturity. This calculation excludes the impact of existing leverage. YTM at Cost uses the Sterling Overnight Interbank Average Rate ("SONIA”), Euro Interbank Offered Rate ("EURIBOR") and Secured Overnight Financing Rate (“SOFR”) curves at each quarter’s respective end date. The actual yield to maturity may be higher or lower due to the future selection of SONIA, EURIBOR and SOFR contracts by the individual companies in the Company’s portfolio or other factors.
(8)Includes investments in joint ventures.
(9)Includes investments held in NMNLC.
(10)Excludes NMFC Senior Loan Program III LLC ("SLP III"), NMFC Senior Loan Program IV LLC ("SLP IV") and NMNLC.
(11)Senior Loan Funds includes SLP III and SLP IV.

New Mountain Finance Corporation
Consolidated Statements of Assets and Liabilities
(in thousands, except shares and per share data)
(unaudited)

	June 30, 2024	December 31, 2023
Assets
Investments at fair value
Non-controlled/non-affiliated investments (cost of $2,429,377 and $2,283,490, respectively)	$2,411,396	$2,209,867
Non-controlled/affiliated investments (cost of $119,130 and $107,895, respectively)	118,351	133,659
Controlled investments (cost of $659,042 and $646,823, respectively)	684,033	667,796
Total investments at fair value (cost of $3,207,549 and $3,038,208, respectively)	3,213,780	3,011,322
Securities purchased under collateralized agreements to resell (cost of $30,000 and $30,000, respectively)	13,500	16,500
Cash and cash equivalents	119,607	70,090
Interest and dividend receivable	48,071	44,107
Deferred tax asset	—	594
Receivable from affiliates	154	82
Other assets	28,506	16,519
Total assets	$3,423,618	$3,159,214
Liabilities
Borrowings
Unsecured Notes	$685,974	$506,500
Holdings Credit Facility	386,563	515,063
SBA-guaranteed debentures	300,000	300,000
Convertible Notes	260,150	260,207
DB Credit Facility	182,000	186,400
NMFC Credit Facility	141,840	36,813
NMNLC Credit Facility II	2,948	2,853
Deferred financing costs (net of accumulated amortization of $58,243 and $54,263, respectively)	(22,516)	(22,387)
Net borrowings	1,936,959	1,785,449
Payable for unsettled securities purchased	51,199	—
Interest payable	22,937	20,440
Management fee payable	10,490	10,116
Incentive fee payable	9,550	8,555
Payable to broker	1,650	—
Derivative liability at fair value	1,552	—
Deferred tax liability	63	—
Other liabilities	2,701	2,931
Total liabilities	2,037,101	1,827,491
Commitments and contingencies
Net assets
Preferred stock, par value $0.01 per share, 2,000,000 shares authorized, none issued	—	—
Common stock, par value $0.01 per share, 200,000,000 shares authorized, and 107,851,415 and 102,558,859 shares issued and outstanding, respectively	1,079	1,026
Paid in capital in excess of par	1,398,438	1,331,269
Accumulated undistributed earnings	(25,399)	(12,344)
Total net assets of New Mountain Finance Corporation	$1,374,118	$1,319,951
Non-controlling interest in New Mountain Net Lease Corporation	12,399	11,772
Total net assets	$1,386,517	$1,331,723
Total liabilities and net assets	$3,423,618	$3,159,214
Number of shares outstanding	107,851,415	102,558,859
Net asset value per share of New Mountain Finance Corporation	$12.74	$12.87

New Mountain Finance Corporation
Consolidated Statements of Operations
(in thousands, except shares and per share data)
(unaudited)

	Three Months Ended		Six Months Ended
	June 30, 2024	June 30, 2023	June 30, 2024	June 30, 2023
Investment income
From non-controlled/non-affiliated investments:
Interest income (excluding Payment-in-kind ("PIK") interest income)	$57,583	$64,649	$113,820	$125,407
PIK interest income	4,437	3,767	9,120	7,711
Dividend income	2,284	47	2,577	94
Non-cash dividend income	4,797	4,305	9,481	8,471
Other income	3,291	686	4,891	2,604
From non-controlled/affiliated investments:
Interest income (excluding PIK interest income)	376	683	744	692
PIK interest income	873	414	1,709	1,105
Non-cash dividend income	1,374	1,139	2,618	2,244
Other income	62	63	125	126
From controlled investments:
Interest income (excluding PIK interest income)	1,383	1,243	2,744	2,687
PIK interest income	3,721	3,686	7,856	8,074
Dividend income	12,340	12,143	25,023	23,138
Non-cash dividend income	1,570	1,292	3,066	2,522
Other income	497	1,375	1,370	2,570
Total investment income	94,588	95,492	185,144	187,445
Expenses
Interest and other financing expenses	33,113	31,700	64,129	62,496
Management fee	11,351	11,577	22,348	23,215
Incentive fee	9,550	9,982	18,939	19,579
Professional fees	1,127	1,003	2,194	1,968
Administrative expenses	1,108	953	2,076	2,001
Other general and administrative expenses	527	513	992	1,001
Total expenses	56,776	55,728	110,678	110,260
Less: management fee waived	(861)	(1,096)	(1,762)	(2,159)
Net expenses	55,915	54,632	108,916	108,101
Net investment income before income taxes	38,673	40,860	76,228	79,344
Income tax expense	234	932	235	1,028
Net investment income	38,439	39,928	75,993	78,316
Net realized (losses) gains:
Non-controlled/non-affiliated investments	(34,966)	(7,314)	(46,824)	(8,622)
Controlled investments	3,800	9,880	3,831	11,853
Foreign currency	—	1	—	13
Net change in unrealized appreciation (depreciation):
Non-controlled/non-affiliated investments	32,895	2,174	56,055	(755)
Non-controlled/affiliated investments	(4,080)	1	(26,543)	(15)
Controlled investments	1,697	(9,488)	4,017	(691)
Securities purchased under collateralized agreements to resell	(3,000)	(39)	(3,000)	(39)
Foreign currency	129	29	106	55
Provision for taxes	(130)	(94)	(767)	(225)
Net realized and unrealized (losses) gains	(3,655)	(4,850)	(13,125)	1,574
Net increase in net assets resulting from operations	34,784	35,078	62,868	79,890

Less: Net increase in net assets resulting from operations related to non-controlling interest in New Mountain Net Lease Corporation	(313)	(248)	(989)	(487)
Net increase in net assets resulting from operations related to New Mountain Finance Corporation	$34,471	$34,830	$61,879	$79,403
Basic earnings per share	$0.32	$0.35	$0.59	$0.79
Weighted average shares of common stock outstanding - basic	106,891,784	100,937,026	105,276,077	100,937,026
Diluted earnings per share	$0.31	$0.32	$0.56	$0.71
Weighted average shares of common stock outstanding - diluted	125,759,769	127,016,910	124,101,624	125,313,634
Distributions declared and paid per share	$0.34	$0.35	$0.70	$0.67

ABOUT NEW MOUNTAIN FINANCE CORPORATION
New Mountain Finance Corporation (NASDAQ: NMFC) is a leading business development company (BDC) focused on providing direct lending solutions to U.S. middle market companies backed by top private equity sponsors. Our portfolio consists primarily of senior secured loans, and select junior capital positions, to growing businesses in defensive industries that offer attractive risk-adjusted returns. Our differentiated investment approach leverages the deep sector knowledge and operating resources of New Mountain Capital, a global investment firm with approximately $55 billion of assets under management.
ABOUT NEW MOUNTAIN CAPITAL
New Mountain Capital ("NMC") is a New York-based investment firm that emphasizes business building and growth, rather than debt, as it pursues long-term capital appreciation. The firm currently manages private equity, credit and net lease investment strategies with approximately $55 billion in assets under management. New Mountain seeks out what it believes to be the highest quality growth leaders in carefully selected industry sectors and then works intensively with management to build the value of these companies. For more information on New Mountain Capital, please visit http://www.newmountaincapital.com.
FORWARD-LOOKING STATEMENTS
Statements included herein may contain “forward-looking statements”, which relate to our future operations, future performance or our financial condition. Forward-looking statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties, including changes in base interest rates and significant volatility on our business, portfolio companies, our industry and the global economy. Actual results and outcomes may differ materially from those anticipated in the forward-looking statements as a result of a variety of factors, including those described from time to time in our filings with the Securities and Exchange Commission or factors that are beyond our control. New Mountain Finance Corporation undertakes no obligation to publicly update or revise any forward-looking statements made herein, except as may be required by law. All forward-looking statements speak only as of the time of this press release.
CONTACT
New Mountain Finance Corporation
Investor Relations
Laura C. Holson, Authorized Representative
NMFCIR@newmountaincapital.com
(212) 220-3505